SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 23, 2003

inTEST Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer of Incorporation)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code:   (856) 424-6886

Item 5.    Other Events and Regulation FD Disclosure

As described below in Item 9, on April 23, 2003, inTEST Corporation (the "Company") issued a press release and held a webcast conference call regarding its financial results for the quarter ended March 30, 2003. During the conference call, management was asked if any customer represented greater than 10% of the Company's revenues during the quarter. Subsequent to the conclusion of the conference call, it was determined that two customers represented greater than 10% of the Company's revenues during the quarter: one accounting for 13.7% of revenues and another accounting for 11.0% of the Company's revenues during the first quarter of 2003.

Item 7.    Financial Statements and Exhibits.

(c)   Exhibits:

99.1  Press Release, dated April 23, 2003
99.2  Transcript of conference call

Item 9.    Regulation FD Disclosure.

The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On April 23, 2003, the Company issued a press release and held a webcast conference call (as previously announced) regarding its financial results for the quarter ended March 31, 2003. The Company's press release is attached to this Current Report as Exhibit 99.1 and a transcript of the conference call is attached as Exhibit 99.2, each of which is incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
      Hugh T. Regan, Jr.
      Treasurer, Secretary and
         Chief Financial Officer

Date:   April 30, 2003

EXHIBIT INDEX

99.1   Press Release, dated April 23, 2003
99.2   Transcript of conference call